BancFirst Corporation
101 NORTH BROADWAY
OKLAHOMA CITY, OKLAHOMA 73102

PRESS RELEASE

For Immediate Release: Wednesday, July 25, 2007

For further information call Joe T. Shockley Jr., Chief Financial Officer (405) 270-1003
or David Rainbolt, Chief Executive Officer at (405) 270-1002

BANCFIRST CORPORATION REPORTS SECOND QUARTER EARNINGS

BancFirst Corporation (NASDAQ GSM:BANF) reported net income of $13.4 million or $0.83 diluted earnings per share for the second quarter of 2007, representing an increase of 9.8% over the $12.2 million or $0.76 diluted earnings per share earned in the same quarter a year ago. Net income for the first six months of 2007 was $24.5 million or $1.52 diluted earnings per share versus $23.1 million or $1.44 diluted earnings per share for the same period in 2006. The year-to-date results through June 30, 2007 includes a one-time, after-tax expense of $1.2 million incurred in the first quarter of this year on the redemption of the Company's 9.65% trust securities.

Net interest income was $37.4 million, an increase of $1.6 million or 4.5% over the second quarter of 2006, driven largely by the volume of earning assets. The Company's net interest margin was 4.68% compared to 4.78% a year ago. The decrease in the net interest margin was due to a negative rate variance resulting from rising deposit rates. In the second quarter, the loan loss provision totaled $132,000, down $785,000 from the same period a year ago. Nonperforming loans equaled 0.46% of assets and net charge-offs represented 0.01% of loans, both at historically low levels. Noninterest income totaled $15.2 million, up $503,000 or 3.4%. Noninterest expense was $31.6 million, only 2.6% above last year's level of $30.8 million, due in part to a favorable health claims adjustment of $385,000 and reimbursement of certain loan costs of $268,000.

At June 30, 2007 the Company's total assets were $3.6 billion, an increase of $212 million or 6.3% over June 30, 2006, with growth concentrated in Fed Funds sold. Loans at quarter end were $2.3 billion, up slightly from a year ago while deposits were $3.2 billion, an increase of $197 million. Equity capital totaled $365 million.

In July, the Company announced that Council Oak Investment Corporation, a wholly-owned subsidiary of BancFirst had entered into an agreement to sell one of its investments that will result in a one-time pretax gain of approximately $7.5 million. The agreement is scheduled to be consummated in August 2007, although it is subject to regulatory approval and certain other conditions which could alter the amount of the expected gain. The Company intends to make a $1 million contribution to its charitable foundation once the gain is realized. In addition, the Company has been advised by its bond insurer that a claim it reported and fully expensed in 2005 will be paid. The recovery approximates $3.1 million before taxes, which will be included in the third quarter results. The combined after tax net income effect of the investment sale, the bond claim, and the donation will approximate $5.7 million, or $0.36 diluted earnings per share in the third quarter of 2007.

BancFirst Corporation is an Oklahoma based financial services holding company. The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 86 banking locations serving 44 communities across Oklahoma.

The Company may make forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. Forward-looking statements include estimates and give management's current expectations or forecasts of future events. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.

                              BancFirst Corporation
                          Summary Financial Information
       (Dollars in thousands, except per share and share data - Unaudited)

                                                             2007                                    Year-
                                 Q1                  Q2                    Q3              Q4       To-Date
 Income Statement
  Data:
 Net interest income      $     36,374        $     37,437                                       $     73,811

 Provision for loan
  losses                           (31)                132                                                101
 Securities
  transactions                     227                 339                                                566
 Total noninterest
  income                        13,882              15,235                                             29,117
 Salaries and
  employee benefits             18,790              18,937                                             37,727
 Total noninterest
  expense                       33,421              31,618                                             65,039
 Net income                     11,123              13,402                                             24,525
 Per Common Share
Data:
 Net income-basic                 0.71                0.85                                               1.56
 Net income-diluted               0.69                0.83                                               1.52
 Cash dividends
declared                          0.18                0.18                                               0.36

 Common shares
  outstanding               15,721,936          15,724,536                                         15,724,536
 Average common
  shares
  outstanding -
   Basic                    15,750,333          15,723,483                                         15,751,110
   Diluted                  16,113,434          16,056,768                                         16,100,221
 Performance Ratios:
 Return on average
  assets                          1.31%               1.51%                                              1.41%
 Return on average
  equity                         12.83               14.93                                              13.90
 Net interest margin              4.75                4.68                                               4.72
 Efficiency ratio                66.50               60.03                                              63.19

                                                             2006                                    Year-
                                 Q1                  Q2               Q3              Q4            To-Date
 Income Statement
  Data:
 Net interest income      $     34,601        $     35,753           36,404          36,930      $    143,688

 Provision for loan
  losses                           681                 917              315            (123)            1,790
 Securities
  transactions                      --                 139              246             141               526
 Total noninterest
  income                        13,409              14,732           15,501          14,782            58,424
 Salaries and
  employee benefits             17,618              17,346           17,741          17,631            70,336
 Total noninterest
  expense                       30,292              30,826           31,609          31,830           124,557
 Net income                     10,881              12,209           12,740          13,522            49,352
 Per Common Share
  Data:
 Net income-basic                 0.69                0.78             0.81            0.86              3.13
 Net income-diluted               0.68                0.76             0.79            0.84              3.07
 Cash dividends
  declared                        0.16                0.16             0.18            0.18              0.68

 Common shares              15,687,840          15,716,195       15,742,171      15,764,310        15,764,310
  outstanding
 Average common
shares outstanding -
  Basic                     15,666,676          15,702,060       15,732,307      15,751,044        15,713,306
  Diluted                   16,045,822          16,080,423       16,112,809      16,149,063        16,094,844
 Performance Ratios:
 Return on average
  assets                          1.33%               1.46%            1.50%           1.55%             1.46%
 Return on average
  equity                         14.03               15.49            15.44           15.38             15.10
 Net interest margin              4.77                4.78             4.77            4.71              4.75
 Efficiency ratio                63.09               61.06            60.90           61.55             61.63

                              BancFirst Corporation
                          Summary Financial Information
            (Dollars in thousands, except per share data - Unaudited)

                                                                2007
                                      Q1                 Q2                 Q3                 Q4
 Balance Sheet Data:

 Total assets                   $ 3,521,686        $ 3,601,866

 Total loans                      2,336,028          2,345,838
 Allowance for
  loan losses                       (27,493)           (27,568)
 Securities                         430,765            459,271

 Deposits                         3,069,206          3,151,553
 Stockholders' equity               355,478            364,547
 Book value per common
  share                               22.61              23.18
 Tangible book value
  per common share                    20.09              20.46
 Balance Sheet Ratios:
 Average loans to
  deposits                            77.50%             75.02%
 Average earning assets
  to total assets                     90.77              90.74
 Average stockholders'
  equity to average
  assets                              10.18              10.11
 Asset Quality Data:

 Past due loans                 $     1,688        $     1,276
 Nonaccrual loans                     9,909             13,372
 Restructured loans                     792                912
 Total nonperforming and
restructured loans                   12,389             15,560
 Other real estate owned
  and repossessed assets              1,233              1,098
 Total nonperforming and
restructured assets                  13,622             16,658
 Nonperforming and
  restructured loans to
  total loans                          0.53%              0.66%
 Nonperforming and
  restructured assets to
  total assets                         0.39               0.46
 Allowance to
  total loans                          1.18               1.18
 Allowance to
  nonperforming
  and restructured
  loans                              221.90             177.18
 Net charge-offs to
  average loans                        0.03               0.01

                                                                2006
                                      Q1                 Q2                 Q3                 Q4
 Balance Sheet Data:

 Total assets                   $ 3,357,717        $ 3,389,689        $ 3,424,495        $ 3,419,132

 Total loans                      2,306,317           2,339,99          2,332,838          2,325,548

 Allowance for
  loan losses                       (27,789)           (28,227)           (28,988)           (27,700)

 Securities                         428,222            434,696            422,650            432,910

 Deposits                         2,934,980          2,954,960          2,967,056          2,974,305

 Stockholders' equity               310,698            320,430            335,148            348,913
 Book value per
  common share                        19.81              20.39              21.29              22.13
 Tangible book value
  per common share                    17.35              17.95              18.75              19.61
 Balance Sheet Ratios:
 Average loans to
  deposits                            80.39%             79.13%             79.27%             78.03%
 Average earning
  assets to total
  assets                              89.55              90.16              90.36              90.71
 Average stockholders'
  equity to average
  assets                               9.50               9.46               9.70              10.08
 Asset Quality Data:

 Past due loans                 $     1,204        $       612        $       727        $     1,884
 Nonaccrual loans                     8,238              7,244              8,960              9,371
 Restructured loans                     720                727                782                715
 Total nonperforming and
restructured loans                   10,162              8,583             10,469             11,970
 Other real estate owned
  and repossessed assets              2,075              2,657              2,548              1,675
 Total nonperforming and
restructured assets                  12,237             11,240             13,017             13,645
 Nonperforming and
restructured loans to
 total
loans                                  0.40%              0.37%              0.45%              0.51%
 Nonperforming and
restructured assets to
 total assets                          0.36               0.33               0.38               0.40
 Allowance to total loans              1.20               1.21               1.24               1.19
 Allowance to
  nonperforming and
  restructured loans                 303.31             328.88             276.91             231.41
Net charge-offs to average
 loans                                 0.07               0.08               0.01               0.20

                              BancFirst Corporation
                       Consolidated Average Balance Sheets
                          And Interest Margin Analysis
                            Taxable Equivalent Basis
                       (Dollars in thousands - Unaudited)

                                          Three Months Ended                            Six Months Ended
                                             June 30, 2007                                June 30, 2007
                                           Interest Average                             Interest Average
                             Average           Income/       Yield/        Average           Income/       Yield/
                             Balance           Expense        Rate         Balance           Expense        Rate
ASSETS
Earning assets:
 Loans                     $ 2,333,455       $    47,302      8.13%      $ 2,336,054       $    93,932      8.11%
 Securities
  -- taxable                   400,811             4,688      4.69           395,170             9,088      4.64
 Securities
  - tax
  exempt                        36,443               530      5.83            35,802             1,084      6.11
 Federal funds
  sold                         462,048             6,068      5.27           416,274            10,929      5.29
  Total
   earning
   assets                    3,232,757            58,588      7.27         3,183,300           115,033      7.29

Nonearning assets:
 Cash and
  due from
  banks                        144,695                                       143,088
 Interest
  receivable
  and other
  assets                       212,790                                       208,855
 Allowance
  for loan
   losses                      (27,550)                                      (27,600)
  Total
   nonearning
   assets                      329,935                                       324,343
  Total
   assets                  $ 3,562,692                                   $ 3,507,643

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Interest-bearing
 liabilities:
 Transaction
  deposits                 $   397,553       $       728      0.73%      $   408,671       $     1,580      0.78%
 Savings
  deposits                   1,044,205            10,146      3.90         1,012,233            19,496      3.88
 Time
  deposits                     783,520             8,944      4.58           775,095            17,421      4.53
 Short-term
  borrowings                    43,610               551      5.07            37,885               949      5.05
 Long-term
  borrowings                     1,022                19      7.46             1,076                39      7.31
 Junior
  subordinated
  debentures                    26,804               491      7.35            28,876             1,157      8.08
  Total
   interest-
   bearing
   liabilities               2,296,714            20,879      3.65         2,263,836            40,642      3.62

Interest-free
 funds:
 Noninterest
  bearing
  deposits                     885,271                                       868,412
 Interest
  payable
  and other
  liabilities                   20,674                                        19,600
 Stockholders'
  equity                       360,033                                       355,795
  Total
   interest
   free-
   funds                     1,265,978                                     1,243,807
  Total
   liabilities
   and
   stockholders'
   equity                  $ 3,562,692                                   $ 3,507,643
Net interest
 income                                      $    37,709                                   $    74,391
Net interest
 spread                                                       3.62%                                         3.67%
Net interest
 margin                                                       4.68%                                         4.72%